                                                                   EXHIBIT 10.29

                                EIGHTH AMENDMENT

     EIGHTH AMENDMENT, dated as of December 31, 2001 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking"; together with Group, each a "Borrower", collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING (U.S.) CAPITAL LLC, as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

     The Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

     1. DEFINED TERMS. UNLESS OTHERWISE DEFINED HEREIN, TERMS DEFINED IN THE CREDIT AGREEMENT ARE USED HEREIN AS THEREIN DEFINED.

     2. AMENDMENTS. (A) SECTION 1.1 OF THE EXISTING CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING THE FOLLOWING DEFINITIONS AND SUBSTITUTING IN LIEU THEREOF THE FOLLOWING NEW DEFINITIONS, TO READ IN THEIR ENTIRETY AS FOLLOWS:

          "Applicable Margin": for any Term Loan or Revolving Credit Loan of any Type at any time following the date on which the Administrative Agent receives the financial statements of Group for the fiscal quarter ending September 30, 1999 in accordance with Section 8.1(b) on which the Leverage Ratio, as most recently determined as of the date the certificate containing such Leverage Ratio is delivered pursuant to Section 8.2(b), is within any of the ranges set forth below, the rate per annum set forth under the relevant column heading opposite the applicable range below; provided, that any changes in such rate shall be effective as of the date which is five (5) days following the date on which the certificate containing such Leverage Ratio is delivered:

          --------------------------------------------------------------------
               Leverage Ratio           Base Rate Loans     Eurodollar Loans
          --------------------------------------------------------------------
             Greater than 4.50               2.50%               3.50%
          --------------------------------------------------------------------
             Less than or equal to           2.25%               3.25%
           4.50 but greater than 4.25
          --------------------------------------------------------------------
             Less than or equal to           2.00%               3.00%
           4.25 but greater than 4.0
          --------------------------------------------------------------------
           Less than or equal to             1.75%               2.75%
          4.0 but greater than 3.5
          --------------------------------------------------------------------
           Less than or equal to
          3.5 but greater than 3.0           1.50%               2.50%
          --------------------------------------------------------------------
           Less than or equal to
          3.0 but greater than 2.5           1.25%               2.25%
          --------------------------------------------------------------------
          Less than or equal to 2.5          1.00%               2.00%
          --------------------------------------------------------------------

          provided, that in the event that the certificate containing the determination of the Leverage Ratio is not delivered by the date specified and otherwise in accordance with Section 8.2(b) hereof, the applicable margin shall be the highest rate per annum for such Type of Loan set forth above from the date on which such certificate was required to be delivered in accordance with Section 8.2(b) until such time as such certificate is delivered to the Lenders; and provided further, that in calculating the Leverage Ratio for the purposes of determining the Applicable Margin, the financial performance of TruckersB2B.com, Inc. shall be included.

     "Excess Cash Flow": as to Group for each Excess Cash Flow Period:

     (a)  Consolidated EBITDA for such Excess Cash Flow Period;

          plus (b) the decrease (if any) in the amount of the excess of Consolidated Current Assets (excluding cash and Cash Equivalents) over Consolidated Current Liabilities at the end of such Excess Cash Flow Period compared to the amount of the excess of Consolidated Current Assets (excluding cash and Cash Equivalents) over Consolidated Current Liabilities at the end of the immediately preceding Excess Cash Flow Period of Group;

          minus (c) the sum of (i) the amount of (A) all regularly scheduled payments of principal of the Term Loans actually made during such Excess Cash Flow Period, (B) any voluntary prepayment of principal of the Term Loans made during such Excess Cash Flow Period, (C) any permanent reduction in the Revolving Credit Commitments made during such Excess Cash Flow Period to the extent that, before giving effect to such reduction, the average outstanding principal balance of the Revolving Credit Loans for the thirty (30) days prior to such reduction exceeds the aggregate Revolving Credit Commitments after giving effect to such reduction, (D) any voluntary prepayment and any regularly scheduled payment of principal of other permitted Indebtedness to the extent not subject to reborrowing, made during such Excess Cash Flow Period and (E) all scheduled payments made under Financing Leases actually made during such Excess Cash Flow Period,
     (ii) the amount of all interest payments actually made in cash during such Excess Cash Flow Period by Group and its consolidated Subsidiaries, (iii) the amount of capital expenditures (other than capital expenditures in respect of Financing Leases) actually made during such Excess Cash Flow Period by the Loan Parties to the extent permitted by Section 9.8, (iv) cash income taxes paid by the Loan Parties during such Excess Cash Flow Period and (v) the increase (if any) in the amount of the excess of Consolidated Current Assets (excluding cash and Cash Equivalents) over Consolidated Current Liabilities at the end of such Excess Cash Flow Period compared to the amount of the excess of Consolidated Current Assets (excluding cash and Cash Equivalents) over Consolidated Current Liabilities at the end of the immediately preceding Excess Cash Flow Period of Group.

          "Revolving Credit Termination Date": September 30, 2003.

     (b) Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the last sentence found at the end of the definitions of (i) "Consolidated EBIT", (ii) "Consolidated EBITDA", (iii) "Consolidated EBITDAR",
(iv) "Consolidated Fixed Charges", (v) "Consolidated Funded Debt", (vi) "Consolidated Funded Obligations", (vii) "Consolidated Interest Expense", (viii) "Consolidated Net Income" and (ix) "Consolidated Tangible Net Worth".

     (c) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions thereto:

          "Excess Cash Flow Period": for purposes of calculating the Excess Cash Flow, each six-month period ending June 30th and December 31st of each year.

          "Insurance Account": as defined in Section 8.14(a)(i).

          "Insurer": as defined in Section 8.14(a)(i).

     (d) Section 5.5(c) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety, and substituting in lieu thereof the following new subsection to read in its entirety as follows:

          "(c) The Borrowers shall prepay the Loans and reduce the Commitments in an amount equal to (i) 100% of the Net Proceeds from the termination of any pension plans of any Borrower or any Subsidiary, (ii) 100% of the Net Proceeds of any sale or issuance of debt securities, (iii) 100% of the Net Proceeds of any sale or issuance of any equity securities, in either case by any Borrower or any Subsidiary, whether in a public offering, a private placement or otherwise, (iv) 100% of the Net Proceeds of any sale, lease, assignment, exchange or other disposition for cash of any asset or group of assets (including, without limitation, but subject to clause (e) of this Section 5.5, insurance proceeds paid as a result of any destruction, casualty or taking of any property of any Borrower or any Subsidiary), not made in the ordinary course of business, by any Borrower or any Subsidiary, in any such case no later than three Business Days following receipt by such Borrower or such Subsidiary of such proceeds, together with accrued interest to such date on the amount prepaid, and (v) funds on deposit in the CNA Account released to the Borrowers to the extent described in
     Section 8.14; provided, that, during any fiscal year, no such prepayment shall be required pursuant to subclause (iv) of this Section 5.5(c) unless the aggregate amount of such Net Proceeds received by the Borrowers and their Subsidiaries and not previously applied to prepayment of the Term Loans and the reduction of the Commitments pursuant to Section 5.5(c)(iv) is at least $100,000 for such fiscal year. Amounts prepaid pursuant to this
     Section 5.5(c) shall be applied first to installments of principal of the Term Loans until paid in full, and second to the reduction of the Revolving Credit Commitments and the prepayment of the Revolving Credit Loans and/or to cash collateralize or replace Letters of Credit. Prepayments of installments of Term Loans shall be applied in the inverse order of maturity and such amounts so prepaid may not be reborrowed. Nothing in this
     Section 5.5(c) shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transaction of the types described in this Section 5.5(c), including without limitation the restrictions set forth in Sections 9.2, 9.5 and 9.6 hereof."

     (e) Section 5.5(d) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety, and substituting in lieu thereof the following new subsection to read in its entirety as follows:

          "(d) Upon the end of the Excess Cash Flow Period ending June 30th and December 31st of each year, within three (3) days following the earlier of the date on which the financial statements referred to in Sections 8.1(b) for such period ending June 30th, and Section 8.1(a) for such period ending December 31st, respectively, are required to be delivered in respect of such period of Group, beginning with the Excess Cash Flow Period ending December 31, 2001, and the date on which such financial statements are actually delivered, the Borrowers shall prepay the Term Loans and permanently reduce the Commitments in the amount of 100% of the Excess Cash Flow for such Excess Cash Flow Period, together with accrued interest to such date on the amount prepaid. Amounts prepaid pursuant to this Section 5.5(f) shall be applied, first, to installments of principal of the Term Loans until paid in full (60% of such prepayment shall be applied to installments of the Term Loans in the inverse order of maturity and 40% of each such prepayment shall be applied pro rata to the regularly scheduled installments of the Term Loans, excluding the final installment payable September 30, 2003 until all prior installments shall have been paid in full, and all such amounts so prepaid may not be reborrowed), and, second, to the reduction of the Revolving

     Credit Commitments and prepayment of the Revolving Credit Loans and/or to cash collateralize or replace Letters of Credit."

          (f) Section 8.1 of the Existing Credit Agreement is hereby amended by adding the following new subsection (e), to read in its entirety as follows:

          "(e) as soon as available, but in any event not later than 30 days after the end of each calendar month, the unaudited consolidated statements of income of each Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);"

          (g) Subsection 8.2(b) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection, to read in its entirety as follows:

          "(b) concurrently with the delivery of the financial statements referred to in Section 8.1, a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, each Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in detail the calculations supporting such Officer's certification of the Borrowers' compliance with the requirements of Section 9.1;"

          (h) Section 8 of the Existing Credit Agreement is hereby amended by re-lettering subsections (d), (e), (f) and (g) to read as subsections (e), (f),
(g) and (h), respectively, and inserting the following new subsection (d), to read in its entirety as follows:

          "(d) within three Business Days following the last Business Day of each week, a Borrowing Base Certificate showing the Borrowing Base as of the last Business day of such week, certified as complete and correct by a Responsible Officer;"

          (i) The Existing Credit Agreement is hereby amended by adding the following new Section 8.14, to read in its entirety as follows:

          "8.14 Liability Insurance. (a)(i) To the extent required by its insurance carrier, as of December 31, 2001, CNA (an "Insurer"), the Borrowers shall deposit funds into a deposit account (an "Insurance Account") maintained at a Lender for the benefit of the Insurer securing the obligations of the Borrowers to pay the "deductible" portion of any insurance claims paid by the Insurer and shall enter into a control agreement in form and substance satisfactory to the Administrative Agent in respect of such Insurance Account.

                (ii) The Borrowers shall use their best efforts to obtain surety bonds to replace the funds on deposit in an Insurance Account.

                (iii) The Borrowers shall grant the Administrative Agent, for the benefit of the Lenders, a security interest in each Insurance Account, such interest of the Lenders to be junior to the security interest of the Insurer in such Insurance Account.

     (a) Except as provided in subsection (c) below, if for any reason the Insurer releases the funds on deposit in the Insurance Account, 100% of such funds shall be applied to prepay the Term Loan and permanently reduce the Commitments as provided in Section 5.5(c) of the Credit Agreement.

     (b) In the event the Borrowers receive approval to participate in the Department of Transportation's insurance program (the "DOT Insurance Program"), 100% of the funds on deposit in the Insurance Account, minus the cost of the DOT Insurance Program, upon release by the Insurer, shall be applied to prepay the Term Loan and permanently reduce the Commitments as provided in Section 5.5(c) of the Credit Agreement."

     (j) Section 9.1 of the Existing Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new section 9.1, to read in its entirety as follows:

          "9.1 Financial Condition Covenants.

          (a) Adjusted Leverage Ratio. Permit, for any period of four consecutive fiscal quarters ending on any date set forth below, the Adjusted Leverage Ratio to be greater than the amount set forth opposite such period below:


          ---------------------------------------------
            Four Fiscal Quarters Ending      Ratio
          ---------------------------------------------
                 December 31, 2001           4.25
          ---------------------------------------------
                   March 31, 2002            4.25
          ---------------------------------------------
                   June 30, 2002             4.15
          ---------------------------------------------
                 September 30, 2002          4.05
          ---------------------------------------------
                 December 31, 2002           4.00
          ---------------------------------------------
                   March 31, 2003            3.90
          ---------------------------------------------
                   June 30, 2003             3.80
          ---------------------------------------------

          (b) Minimum Fixed Charge Coverage. Permit, for any period of four consecutive fiscal quarters ending on any date set forth below, the ratio of (y) Consolidated EBITDAR for such period to (z) Consolidated Fixed Charges for such period, to be less than the amount set forth opposite such period below:


          ---------------------------------------------
            Four Fiscal Quarters Ending      Ratio
          ---------------------------------------------
                 December 31, 2001           0.80
          ---------------------------------------------
                  March 31, 2002             0.80
          ---------------------------------------------
                   June 30, 2002             0.80
          ---------------------------------------------
                 September 30, 2002          0.85
          ---------------------------------------------
                 December 31, 2002           0.85
          ---------------------------------------------
                  March 31, 2003             0.90
          ---------------------------------------------
                   June 30, 2003             1.00
          ---------------------------------------------

          (c) Maintenance of Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $33,000,000, (ii) the sum of 75% of Consolidated Net Income (without reduction for any net loss) for each fiscal quarter ended prior to such time, commencing with the fiscal quarter ended December 31, 2001, and (iii) an amount equal to 80% of the Net Proceeds received in connection with the offering of any equity securities of Group, excluding any Net Proceeds received by Group in connection with the exercise of any stock options so long as the stock delivered by Group in connection with the exercise of such option is not newly issued stock of Group.

          (d) Limitation on Leasing. Permit, at any time during any period set forth below, the sum of (i) all Financing Leases, and (ii) all obligations of each Borrower or any of its Subsidiaries in respect of any lease of real or personal property, including, without limitation, residual payments required pursuant to terminal rental adjustment clauses set forth in leases of tractors and trailers the term of which is more than one year from such time, in respect of which the Borrower or any of its Subsidiaries is obligated as lessee or a user, which lease obligations shall be discounted at a rate equal to the rate set forth in such lease, to exceed the amount set forth opposite such period below:

          -----------------------------------------------------------
                           Test Period                     Amount
          -----------------------------------------------------------
          September 30, 2001   to   December 31, 2002     $142,000
          -----------------------------------------------------------
          January 1, 2003      to   June 30, 2003         $144,000
          -----------------------------------------------------------

          (e) Minimum EBITDA. Permit Consolidated EBITDA for any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter in the column headed "Fiscal Quarter Amount" below; provided, however, in the event that the Consolidated EBITDA for such fiscal quarter is less than the amount set forth opposite such fiscal quarter in the column headed "Fiscal Quarter Amount" below, the Borrowers shall nonetheless be in compliance with this subsection if (i) in the case of the fiscal quarters ending March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002, respectively, the Cumulative Consolidated EBITDA for such fiscal quarter exceeds the amount set forth opposite such fiscal quarter in the column headed "Cumulative Amount" below (for purposes of this subsection, "Cumulative Consolidated EBITDA" shall mean the aggregate amount of Consolidated EBITDA for a period beginning with the fiscal quarter ending December 31, 2001 and ending at the end of the relevant fiscal quarter), or (ii) in the case of the fiscal quarters ending March 31, 2003 and June 30, 2003, respectively, the aggregate amount of Consolidated EBITDA for the four consecutive fiscal quarters ending on March 31, 2003 and June 30, 2003, respectively, exceeds the amount set forth opposite such fiscal quarter in the column headed "Cumulative Amount" below:

          -------------------------------------------------------------------
            Fiscal Quarter         Fiscal Quarter
                Ending                 Amount            Cumulative Amount
          -------------------------------------------------------------------
          December 31, 2001            $4,650                  $4,650
          -------------------------------------------------------------------
          March 31, 2002               $4,750                  $9,400
          -------------------------------------------------------------------
          June 30, 2002                $5,000                 $14,400
          -------------------------------------------------------------------
          September 30, 2002           $5,300                 $19,700
          -------------------------------------------------------------------
          December 31, 2002            $5,300                 $25,000
          -------------------------------------------------------------------
          March 31, 2003               $5,500                 $22,000
          -------------------------------------------------------------------
          June 30, 2003                $5,700                 $23,000
          -------------------------------------------------------------------

          (k) Section 9.3 of the Existing Credit Agreement is hereby amended by adding the following new subsection (j), to read in its entirety as follows:

          "(j) Liens created in favor of an Insurer in an Insurance Account as contemplated by Section 8.14 hereto."

          1. Schedule 2.2 of the Existing Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof
Schedule 2.2 to this Amendment.

          2. Special Collateral Audit. Counsel, or a special adviser, to the Administrative Agent shall perform a comprehensive audit of the status of the Collateral to verify that fully perfected first-priority Liens have been granted on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, in such Collateral. All fees and expenses of such collateral audit shall be paid by the Borrowers including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

          3. Fees. 4. On or prior to the Amendment Effective Date, the Borrowers, jointly and severally, shall pay to the Administrative Agent, for the benefit of each Lender, an amendment fee (the "Amendment Fee") in the amount of $125,000.

          (b). In the event any Loans or Letters of Credit are outstanding as of December 31, 2002 (the "Interim Fee Date"), the Borrowers, jointly and severally, shall pay to the Administrative Agent, for the benefit of each Lender, on the Interim Fee Date, a fee in the amount of $125,000.

          (5). Condition Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

          (a) receipt by the Administrative Agent of this Amendment, executed and delivered by duly authorized officers of the Required Lenders and the Borrowers and acknowledged by each of the Guarantors;

          (b) receipt by the Administrative Agent of the First Amendment to the Security Agreement, executed and delivered by duly authorized officers of the Borrowers, substantially in the form of Exhibit A attached hereto;

          (c) receipt by the Administrative Agent of an Officer's Certificate from each Borrower, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Borrower, stating that after giving effect to this Amendment, (i) all the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct,
(ii) no Default or Event of Default will have occurred and be continuing, (iii) there has been no change to the certificate of incorporation and by-laws of such Borrower as of the Closing Date, (iv) there has been no change to such Borrower's state of organization from its state of organization as of the Closing Date, and (v) such Borrower has not created any Subsidiaries from and after the Closing Date without notifying the Administrative Agent, all of which statements shall be true and correct as of the Amendment Effective Date;

          (d) receipt by the Administrative Agent of an executed legal opinion of Faust, Rabbach & Oppenheim, LLP, counsel to the Borrowers, in form and substance satisfactory to the Administrative Agent;

          (e) receipt by the Administrative Agent of a side letter regarding the sale or other disposition of certain non-core assets of the Borrowers, duly executed and delivered by the Borrowers to the Lenders, in form and substance satisfactory to the Administrative Agent;

          (f)  receipt by the Administrative Agent of the Amendment Fee; and

          (g) receipt by the Administrative Agent of any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

          6. No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 7 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

          7. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

          8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. Expenses. Each Borrower, jointly and severally, hereby agrees to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

          10. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.



                            [SIGNATURE PAGES FOLLOW]
                                [To be attached]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                      CELADON GROUP, INC.


                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary


                                      CELADON TRUCKING SERVICES, INC.


                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary


                                      ING (U.S.) CAPITAL LLC,
                                      as Administrative Agent and as a Lender


                                      By: /s/ Bill Redmond
                                          -----------------
                                      Name:   William Redmond
                                      Title:  Director

The undersigned Lenders hereby consent and agree to the foregoing Amendment:


                                      KEYBANK NATIONAL ASSOCIATION,
                                      as a Lender


                                      By:    /s/ Kevin Hipskind
                                             ------------------
                                      Name:  Kevin Hipskind
                                      Title: Vice President


                                      NATIONAL BANK OF CANADA,
                                      as a Lender


                                      By:    /s/ David G. Fuller
                                             -------------------
                                      Name:  David G. Fuller
                                      Title: Vice President


                                      UNION PLANTERS BANK, N.A.,
                                      as a Lender


                                      By:    /s/ Michael S. Repp
                                             -------------------
                                      Name:  Michael S. Repp
                                      Title: Vice President


                                      THE NORTHERN TRUST COMPANY,
                                      as a Lender


                                      By:    /s/ Jeffrey B. Clark
                                             --------------------
                                      Name:  Jeffrey B. Clark
                                      Title: Vice President


                                      FIFTH THIRD BANK, INDIANA,
                                      as a Lender


                                      By:    /s/ Jeffrey L. Hale
                                             -------------------
                                      Name:  Jeffrey L. Hale
                                      Title: Vice President

The undersigned guarantors hereby consent and agree to the foregoing Amendment:

                                      CELADON TRUCKING SERVICES OF INDIANA, INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      CELADON TRANSPORTATION, LLP

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      CHEETAH BROKERAGE CO.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      CHEETAH TRANSPORTATION CO.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      INTERNATIONAL FREIGHT HOLDING CORP.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      JML FREIGHT FORWARDING, INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      RIL GROUP, LTD.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      RIL INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      WELLINGMUFT HOLDING CO.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      CELADON LOGISTICS, INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      RANDY EXPRESS, LTD.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      RIL ACQUISITION CORP.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      CELADON JACKY MAEDER CO.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      ZIPP EXPRESS, INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      CELADON E-COMMERCE, INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary

                                      TRUCKERSB2B.COM, INC.

                                      By: /s/ Roger Burbage
                                          -----------------
                                      Name:   Roger Burbage
                                      Title:  Secretary